THIRD QUARTER 2021 EARNINGS CALL NOVEMBER 5, 2021 DT Midstream

Safe Harbor Statement 2 This presentation contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, business prospects, outcomes of regulatory proceedings, market conditions, and other matters, based on what we believe to be reasonable assumptions and on information currently available to us. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “intends, “ “continues,” “forecasts,” “goals,” “strategy,” “prospects,” “estimate,” “project,” “scheduled,” “target,” “anticipate,” “could,” “may,” “might,” “will,” “should,” “see,” “guidance,” “outlook,” “confident” and other words of similar meaning. The absence of such words, expressions or statements, however, does not mean that the statements are not forward-looking. In particular, express or implied statements relating to future earnings, cash flow, results of operations, uses of cash, tax rates and other measures of financial performance, future actions, conditions or events, potential future plans, strategies or transactions of DT Midstream, and other statements that are not historical facts, are forward-looking statements. Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors may impact forward-looking statements of DT Midstream including, but not limited to, the following: risks related to the spin-off of DT Midstream from DTE Energy (“the Spin-Off”), including that transition services provided by DTE Energy could adversely affect our business and that the transaction may not achieve some or all of the anticipated benefits; changes in general economic conditions; competitive conditions in our industry; actions taken by third-party operators, processors, transporters and gatherers; changes in expected production from Southwestern Energy Company and/or its affiliates (including Indigo Minerals, LLC), Antero Resources Corporation and/or its affiliates and other third parties in our areas of operation; demand for natural gas gathering, transmission, storage, transportation and water services; the availability and price of natural gas to the consumer compared to the price of alternative and competing fuels; competition from the same and alternative energy sources; our ability to successfully implement our business plan; our ability to complete organic growth projects on time and on budget; our ability to complete acquisitions; the price and availability of debt and equity financing; restrictions in our existing and any future credit facilities; energy efficiency and technology trends; changing laws regarding cyber security and data privacy and any cyber security threat or event; operating hazards, environmental risks, and other risks incidental to gathering, storing and transporting natural gas; changes in environmental laws, regulations or enforcement policies, including laws and regulations relating to climate change and greenhouse gas emissions; natural disasters, adverse weather conditions, casualty losses and other matters beyond our control; the impact of outbreaks of illnesses, epidemics and pandemics, including the COVID-19 pandemic and the economic effects of the pandemic; interest rates; labor relations; large customer defaults; changes in tax status, as well as changes in tax rates and regulations; the effects of existing and future laws and governmental regulations; changes in insurance markets impacting costs and the level and types of coverage available; the timing and extent of changes in commodity prices; the suspension, reduction or termination of our customers’ obligations under our commercial agreements; disruptions due to equipment interruption or failure at our facilities, or third-party facilities on which our business is dependent; the effects of future litigation; the outcome of property tax assessment appeals; the qualification of the Spin-Off as a tax-free distribution; the allocation of tax attributes from DTE Energy in accordance with the agreement that governs the respective rights, responsibilities and obligations of DTE Energy and DT Midstream after the Spin-Off with respect to all tax matters; our ability to achieve the benefits that we expect to achieve as an independent publicly traded company; and our dependence on DTE Energy to provide us with certain services following the Spin-Off. The above list of factors is not exhaustive. New factors emerge from time to time. DT Midstream cannot predict what factors may arise or how such factors may cause actual results to vary materially from those stated in forward-looking statements, see the discussion under the section entitled “Risk Factors” in our registration statement on Form 10 and any other reports filed with the SEC. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, you should not put undue reliance on any forward-looking statements. Any forward-looking statements speak only as of the date on which such statements are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise. DT Midstream

x Delivering on industry-leading organic growth with upward revision to 2021 guidance ranges x Delivered strong 3rd quarter 2021 results x Reaffirming 2022 early outlook growth x Continuing to execute on investment opportunities that will deliver distinctive future growth x Advancing best-in-class ESG initiatives Third quarter call highlights DT Midstream DT Midstream

DTM provides a clear, disciplined and balanced investment thesis 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix 4 Mature environmental, social and governance leadership Established ESG program transitioned from DTE C-Corp governance Progressive environmental posture Stable balance sheet with low leverage No significant debt maturities for 7 years Self-funded capital program Targeting debt/adjusted EBITDA 1 under 4x Predictable, robust contracted cash flows Strong cash flow Long-term contracts Sizable take-or-pay commitments Integrated assets in world class dry gas basins serving key markets Appalachia/Haynesville dry gas focus Integrated asset footprint Wellhead to market service DT Midstream

Increasing 2021 guidance ranges as we continue to deliver industry-leading growth 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix 2. Definition and reconciliation of operating earnings and operating earnings per share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of approximately 97 million shares outstanding-diluted 5 Positioned for continued success with acceleration of 2022 growth into 2021 • Raising 2021 adjusted EBITDA, operating earnings and operating EPS guidance – Continued strong current year performance – New customers connected to Haynesville platform earlier than planned – Favorable optimization of available capacity 2021 original guidance 2020 original guidance 2021 revised guidance $665-$703 $710-$750 $745-$760 + 10% Adjusted EBITDA 1 (millions) Operating Earnings 2 (millions) 2021 revised guidance 2020 original guidance 2021 original guidance $277-$293 $296-$312 $315-$325 +12% $3.06-$3.22 Operating EPS: $3.25-$3.35

Strong year to date results with year-over-year growth 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix 2. Definition and reconciliation of operating earnings and operating earnings per share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of approximately 97 million shares outstanding-diluted 6 $257 $300 $278 $272 $535 Q3 YTD 2020 Q3 YTD 2021 $572 Adjusted EBITDA 1 (millions) Operating earnings 2 (millions) Pipeline Gathering $228 $249 Q3 YTD 2020 Q3 YTD 2021 Operating EPS: $2.36 $2.58 Key drivers • Higher gathering and pipeline revenues in 2021 • LEAP in-service for full-year 2021 • Increased earnings from interstate pipeline joint ventures • New public company costs in 2021 DT Midstream

Delivered strong quarterly results in line with full-year expectations 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix 2. Definition and reconciliation of operating earnings and operating earnings per share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of approximately 97 million shares outstanding-diluted 7 Adjusted EBITDA 1 (millions) Key drivers • Higher gathering and pipeline revenues in 2021 • Full quarter of LEAP in-service in 2021 • Increased earnings from interstate pipeline joint ventures • New public company costs in 2021 • One-time items in gathering segment in 2020 Operating earnings 2 (millions) $0.78 Operating EPS: $0.89 $94 $101 $100 $87 Q3 2020 $194 Q3 2021 $188 Pipeline Gathering $86 $75 Q3 2020 Q3 2021 DT Midstream

Strong 2021 performance building high confidence in 2022 early outlook 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix 2. Definition and reconciliation of operating earnings and operating earnings per share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of approximately 97 million shares outstanding-diluted 8 Continuing strong growth into 2022 • Industry-leading growth across both segments • Offsetting first full-year of public company costs 2021 original guidance 2022 early outlook $710-$750 $755-$795 5%-7% Adjusted EBITDA 1 (millions) Operating Earnings 2 (millions) $314-$330 $296-$312 2021 original guidance 2022 early outlook 5%-7% $3.25-$3.41 Operating EPS: $3.06-$3.22 DT Midstream

Over 2.6 Bcf /d of production volumes gathered in the third quarter 1. Excludes Michigan gathering 2. New customers include Comstock Resources, Rockcliff Energy, and Tellurian 9 1.21 1.27 1.26 1.35 Q3 2021 Q3 2020 2.47 2.62 +6% Gathering segment average throughput 1 (Bcf /d) +7% Northeast Haynesville • Higher production volumes on Blue Union in 2021 • Three new customers 2 attached and flowing in September 2021 • Hit record high of ~1.5 Bcf /d in October Northeast • Primarily Appalachia Gathering System volume growth +5% DT Midstream

Continuing to execute on investment opportunities driving future growth

Pipelines

- Executed long-term firm take-or-pay contract with a new customer on Stonewall representing ~15% of capacity; expected to be connected in 2022
- NEXUS open season for additional receipt point capacity and new market connection to Generation Pipeline

Gathering

- Connected three new[1] customers to Haynesville system in September
- Blue Union treating plant expansion of 150 MMcf/d completed ahead of schedule in October
- Executed long-term firm agreement representing ~25% of system capacity on Appalachia Gathering



Executing on key strategic priorities

- ➢ **Customer diversification**
- ➢ **Extending contract tenor**
- ➢ **Improving contract rates**

1. New customers include Comstock Resources, Rockcliff Energy, and Tellurian

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11 Advancing our ESG leadership with new commitments Continuing company wide volunteerism program Joined ONE Future consortium Announced strategic partnership with Mitsubishi to advance hydrogen development projects Strong C-Corp governance; incentive plans tied to total shareholder return Social Governance Environmental Announced first-of-its-kind “wellhead to water” carbon neutral expansion of Haynesville system DT Midstream

Integrated assets in premier dry gas basins serving key markets Stable balance sheet with low leverage Predictable, robust contracted cash flows Mature environmental, social and governance leadership Clean assets, clean balance sheet, clean story 12 x On track for strong 2021 x Delivering premium growth in 2022 x Advancing opportunities for growth beyond 2022 DT Midstream

APPENDIX DT Midstream

Robust commercial activity year to date

	Platform	Commercial Activity
Pipeline	NEXUS Pipeline	• Executed new long-term contracts with strong credit customers for a total of ~165 MMcf/d • Achieving improved rates • Two new market lateral connections • **Open season for additional receipt point capacity and new market connection to Generation Pipeline**
	Millennium Pipeline	• Executed contract renewals on ~300 MMcf/d of capacity
	Stonewall Pipeline	• **Executed long-term firm take-or-pay contract with a new customer representing ~15% of capacity**
	W10 Storage	• Signed long-term contracts, three of which are with Midwest utilities • Renewal contracting at higher rates and longer tenor • FERC service conversion completed
Gathering	Blue Union Gathering	• **Treating plant expansion of 150 MMcf/d completed ahead of schedule in October** • **New producers[1] connected early and flowing** • Incremental gathering buildout and treating expansion for SWN
	Appalachia Gathering	• Executed 5-year contract extension with two shippers representing ~1/3 of system capacity (XTO, Pachira) • **Executed long-term firm agreement representing ~25% of system capacity**

Items in blue: New commercial activity in Q3 2021

1. New customers include Comstock Resources, Rockcliff Energy, and Tellurian

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First-of-its-kind Haynesville system expansion offers “Wellhead to Water” carbon neutral service 15 Project will provide carbon neutral pathway for Haynesville supply to reach growing LNG markets • Delivers up to 2.0 Bcf /d to the Gillis Hub, directly serving LNG export terminals and domestic demand “Wellhead to Water” carbon neutral services enabled by: • Electric compression supplied by renewable generation • Facilities paired with carbon capture and sequestration • Carbon offsets for any residual emissions Supports international and domestic market desire for low carbon LNG exports Carbon neutral pathways DTM Haynesville Assets DTM pipeline assets DTM treating facilities DT Midstream

2021 guidance summary 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in this appendix 2. Definition and reconciliation of distributable cash flow (non-GAAP) included in this appendix 3. Definition and reconciliation of operating earnings and operating earnings per share (non-GAAP) to reported earnings included in this appendix; EPS calculation based on average share count of approximately 97 million shares outstanding-diluted 16 (millions, except EPS) 2021 Original Guidance 2021 Revised Guidance Adjusted EBITDA $710-$750 $745-$760 Operating Earnings $296-$312 $315-$325 Operating EPS $3.06-$3.22 $3.25-$3.35 Distributable Cash Flow $500-$550 $540-$580 Capital Expenditures $250-$275 $205-$230 Growth Capital $210-$230 $165-$185 Maintenance Capital $40-$45 $40-$45 DT Midstream

Financial strength is supported by strong balance sheet with no significant debt maturities for seven years 17 1. Term Loan B includes $10 million per year of amortization resulting in the 2028 maturity being ~$930 million 2. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in this appendix Maintaining flexible, well-capitalized balance sheet • No significant debt maturities for seven years from initial debt offering • No external financing expected over the 5-year plan • $3.1 billion in long-term debt is in place – $1.0 billion term loan B due 2028 – $1.1 billion senior notes due 2029 – $1.0 billion senior notes due 2031 • $750 million committed 5-year revolver • Targeting a ceiling of ~4x debt/adjusted EBITDA 2 Capital instruments S&P Stable Moody’s Stable Fitch Stable Senior secured BBB-Baa2 BBB-Senior unsecured BB+ Ba2 BB+ ~ $1.0 $1.1 $1.0 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 Debt maturity profile 1 (billions) No significant maturities for 7 years Issuer ratings DT Midstream

Financial policy overview 18 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in this appendix 2. The dividend coverage ratio represents the total distributable cash flow (“DCF”) divided by total dividends paid to investors Value creation optionality Growth Deleverage Dividend 5%-7% growth • 2021 original guidance to 2022 early outlook: 5%-7% adjusted EBITDA 1 and operating earnings growth 2x coverage ratio • Long-term dividend coverage ratio 2 floor • Paid initial dividend of $0.60/share • Dividend to grow commensurate with cash flow $1.2-$1.7 billion • Growth investment range over the 5-year plan driven by organic opportunities within existing platforms 4x leverage • Long-term debt/adjusted EBITDA ceiling • No significant maturities until 2028 Self-funded investment program Disciplined financial policy Industry leading growth DT Midstream

2021 cash flow and capital 1. Definition and reconciliation of distributable cash flow (non-GAAP) included in this appendix 19 (millions) Q3 2020 Q3 2021 Variance Key drivers Distributable cash flow 1 $163 $158 ( $5) • New public company costs in 2021 Growth capital $485 $27 ( $458) • LEAP construction and acquisition payment in 2020 Maintenance capital $3 $16 $13 Year to date September (millions) 2020 2021 Variance Key drivers Distributable cash flow 1 $441 $475 $34 • LEAP in-service for full-year in 2021, partially offset by new public company costs in 2021 Growth capital $839 $80 ($759) • LEAP construction and acquisition payment in 2020 Maintenance capital $11 $27 $16 DT Midstream

Adjusted EBITDA and distributable cash flow (DCF) are non-GAAP measures 20 Adjusted EBITDA is defined as GAAP net income attributable to DT Midstream before expenses for interest, taxes, depreciation and amortization, further adjusted to include our proportional share of net income from our equity method investees (excluding taxes, depreciation and amortization), and to exclude certain items we consider non-routine. We believe Adjusted EBITDA is useful to us and external users of our financial statements in understanding our operating results and the ongoing performance of our underlying business because it allows our management and investors to have a better understanding of our actual operating performance unaffected by the impact of interest, taxes, depreciation, amortization and non-routine charges noted in the table below. We believe the presentation of Adjusted EBITDA is meaningful to investors because it is frequently used by analysts, investors and other interested parties in our industry to evaluate a company’s operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending on accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. We use Adjusted EBITDA to assess our performance by reportable segment and as a basis for strategic planning and forecasting. Distributable Cash Flow (DCF) is calculated by deducting earnings from equity method investees, depreciation and amortization attributable to noncontrolling interests, cash interest expense, maintenance capital investment (as defined below), and cash taxes from, and adding interest expense, income tax expense , depreciation and amortization, certain items we consider non-routine and dividends and distributions from equity method investees to, Net Income Attributable to DT Midstream. Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. We believe DCF is a meaningful performance measurement because it is useful to us and external users of our financial statements in estimating the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and making maintenance capital investments, which could be used for discretionary purposes such as common stock dividends, retirement of debt or expansion capital expenditures. Adjusted EBITDA and DCF are not measures calculated in accordance with GAAP and should be viewed as a supplement to and not a substitute for the results of operations presented in accordance with GAAP. There are significant limitations to using Adjusted EBITDA and DCF as a measure of performance, including the inability to analyze the effect of certain recurring and non-recurring items that materially affect our net income or loss. Additionally, because Adjusted EBITDA and DCF exclude some, but not all, items that affect net income and are defined differently by different companies in our industry, Adjusted EBITDA and DCF do not intend to represent net income attributable to DT Midstream, the most comparable GAAP measure, as an indicator of operating performance and are not necessarily comparable to similarly titled measures reported by other companies. Reconciliation of net income attributable to DT Midstream to Adjusted EBITDA or DCF as projected for full-year 2021 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divestiture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA or DCF. DT Midstream

Reconciliation of reported to operating earnings and operating earnings per share (non-GAAP) 21 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DT Midstream management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DT Midstream uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DT Midstream provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. DT Midstream

Reconciliation of reported to operating earnings (non-GAAP)

Three Months Ended September 30, (millions)

	2021				2020			
	Reported Earnings	Pre-tax Adjustments	Income Taxes (1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments	Income Taxes (1)	Operating Earnings
Pipeline	$ 41	$ —	$ —	$ 41	$ 42	$ —	$ —	$ 42
Gathering	33	1 A	—	34	59	(20) C	5	44
Net Income Attributable to DT Midstream	$ 74	$ 1	$ —	$ 75	$ 101	$ (20)	$ 5	$ 86

Nine Months Ended September 30, (millions)

	2021				2020			
	Reported Earnings	Pre-tax Adjustments	Income Taxes (1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments	Income Taxes (1)	Operating Earnings
Pipeline	$ 127	$ 10 A	$ (3)	$ 134	$ 114	$ —	$ —	$ 114
Gathering	93	10 A	(2)	115	129	(20) C	5	114
		19 B	(5)					
Net Income Attributable to DT Midstream	$ 220	$ 39	$ (10)	$ 249	$ 243	$ (20)	$ 5	$ 228

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments

Adjustments Key

A Transaction costs relating to the separation of DT Midstream — recorded in Operating Expenses — Operation and Maintenance

B Loss on note receivable for an investment in certain assets in the Utica shale region — recorded in Operating Expenses — Assets (gains) losses and impairments, net

C Post-acquisition settlement recorded in Other (income) and expense

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Reconciliation of reported to operating earnings per share (non-GAAP) 23 Three Months Ended September 30, 2021 2020 (3) Reported Earnings Pre-tax Adjustments Income Taxes (1) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes (1) Operating Earnings (per share) Transaction costs 0.01 A — Post-acquisition settlement (0.21) C 0.05 Net Income Attributable to DT Midstream $0.77 $0.01 $— $0.78 $1.05 $(0.21) $0.05 $0.89 Nine Months Ended September 30, 2021 2020 (3) Reported Earnings Pre-tax Adjustments Income Taxes (1) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes (1) Operating Earnings (per share) Transaction costs 0.20 A (0.05) Loss on note receivable 0.20 B (0.05) Post-acquisition settlement (0.21) C 0.05 Net Income Attributable to DT Midstream $2.28 $0.40 $(0.10) $2.58 $2.52 $(0.21) $0.05 $2.36 (1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments (2) Per share amounts are divided by Weighted Average Common Shares Outstanding — Diluted, as noted on the Consolidated Statements of Operations (Unaudited) (3) Shares issued and outstanding as of September 30, 2021 were treated as issued and outstanding for purposes of calculated historical earnings per share Adjustments Key A Transaction costs relating to the separation of DT Midstream — recorded in Operating Expenses — Operation and Maintenance B Loss on note receivable for an investment in certain assets in the Utica shale region — recorded in Operating Expenses — Assets (gains) losses and impairments, net C Post-acquisition settlement recorded in Other (income) and expense DT Midstream

Reconciliation of net income attributable to DT Midstream to adjusted EBITDA (non-GAAP) 24 Three Months Ended Nine Months Ended September 30, September 30, 2021 2020 2021 2020 Consolidated (millions) Net income attributable to DT Midstream $74 $101 $220 $243 Plus: Interest expense 31 29 81 82 Plus: Income tax expense 29 39 79 91 Plus: Depreciation and amortization 42 38 124 111 Plus: EBTDA from equity method investees (1) 42 35 126 114 Plus: Adjustments for non-routine items (2) 1 (20) 39 (20) Less: Interest income — (4) (4) (6) Less: Earnings from equity method investees (30) (23) (90) (77) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (3) (3) Adjusted EBITDA $188 $194 $572 $535 (1) Includes share of our equity method investees’ earnings before taxes, depreciation and amortization, which we refer to as “EBTDA.” A reconciliation of earnings from equity method investees to EBTDA from equity method investees follows: Three Months Ended Nine Months Ended September 30, September 30, 2021 2020 2021 2020 (millions) Earnings from equity methods investees $30 $23 $90 $77 Plus: Depreciation and amortization attributable to noncontrolling interests 12 12 36 37 EBTDA from equity method investees $42 $35 $126 $114 (2) Adjusted EBITDA calculation excludes certain items we consider non-routine. For the three months ended September 30, 2021, adjustments for non-routine items were comprised of $1 million of separation related transaction costs. For the nine months ended September 30, 2021, adjustments for non-routine items were comprised of: (i) $19 million loss on notes receivable and (ii) $20 million of separation related transaction costs. For the three and nine months ended September 30, 2020, adjustments for the non-routine items were comprised of a $20 million post-acquisition settlement. DT Midstream

Reconciliation of net income attributable to DT Midstream to adjusted EBITDA Pipeline Segment (non-GAAP) 25 Three Months Ended Nine Months Ended September 30, September 30, 2021 2020 2021 2020 Pipeline (millions) Net income attributable to DT Midstream $41 $42 $127 $114 Plus: Interest expense 15 12 37 32 Plus: Income tax expense 18 16 47 43 Plus: Depreciation and amortization 16 13 47 36 Plus: EBTDA from equity method investees (1) 42 35 126 114 Plus: Adjustments for non-routine items (2) — — 10 — Less: Interest income — — (1) (2) Less: Earnings from equity method investees (30) (23) (90) (77) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (3) (3) Adjusted EBITDA $101 $94 $300 $257 (1) Includes share of our equity method investees’ earnings before taxes, depreciation and amortization, which we refer to as “EBTDA.” A reconciliation of earnings from equity method investees to EBTDA from equity method investees follows: Three Months Ended Nine Months Ended September 30, September 30, 2021 2020 2021 2020 (millions) Earnings from equity methods investees $30 $23 $90 $77 Plus: Depreciation and amortization attributable to noncontrolling interests 12 12 36 37 EBTDA from equity method investees $42 $35 $126 $114 (2) Adjusted EBITDA calculation excludes certain items we consider non-routine. For the nine months ended September 30, 2021, adjustments for non-routine items were comprised of $10 million of separation related transaction costs. DT Midstream

Reconciliation of net income attributable to DT Midstream to adjusted EBITDA Gathering Segment (non-GAAP) 26 Three Months Ended Nine Months Ended September 30, September 30, 2021 2020 2021 2020 Gathering (millions) Net income attributable to DT Midstream $33 $59 $93 $129 Plus: Interest expense 16 17 44 50 Plus: Income tax expense 11 23 32 48 Plus: Depreciation and amortization 26 25 77 75 Plus: Adjustments for non-routine items (1) 1 (20) 29 (20) Less: Interest income — (4) (3) (4) Adjusted EBITDA $87 $100 $272 $278 (1) Adjusted EBITDA calculation excludes certain items we consider non-routine. For the nine months ended September 30, 2021, adjustments for non-routine items were comprised of $10 million of separation related transaction costs. DT Midstream

Reconciliation of net income attributable to DT Midstream to distributable cash flow (non-GAAP) 27 Three Months Ended Nine Months Ended September 30, September 30, 2021 2020 2021 2020 (millions) Net income attributable to DT Midstream $74 $101 $220 $243 Plus: Interest expense 31 29 81 82 Plus: Income tax expense 29 39 79 91 Plus: Depreciation and amortization 42 38 124 111 Plus: Adjustments for non-routine items (1) 1 (20) 39 (20) Less: Earnings from equity method investees (30) (23) (90) (77) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (3) (3) Plus: Dividends and distributions from equity method investees 35 36 104 108 Less: Cash interest expense (7) (32) (50) (82) Less: Cash taxes — (1) (2) (1) Less: Maintenance capital investment (2) (16) (3) (27) (11) Distributable Cash Flow $158 $163 $475 $441 (1) Adjusted EBITDA calculation excludes certain items we consider non-routine. For the three months ended September 30, 2021, adjustments for non-routine items were comprised of $1 million of separation related transaction costs. For the nine months ended September 30, 2021, adjustments for non-routine items were comprised of: (i) $19 million loss on notes receivable and (ii) $20 million of separation related transaction costs. For the three and nine months ended September 30, 2020, adjustments for the non-routine items were comprised of a $20 million post-acquisition settlement. (2) Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. DT Midstream